Contract liability (Tables)	12 Months Ended
Dec. 31, 2024
Contract liability
Schedule of movement of the contract liability

	2024	2023
	($)	($)
Balance – Beginning of year	31,721	55,193
Proceeds from contract liability	(56)	(1,326)
Accretion on the contract liability’s financing component	7,850	9,302
Cumulative catch-up adjustment(i)	(78)	(34,581)
Currency translation adjustment	3,016	3,133
Balance – End of year	42,453	31,721

Current portion	109	21
Non-current portion	42,344	31,700
	42,453	31,721

(i)	As at December 31, 2023, in connection with the impairment assessment described in Note 10, the Company reviewed its expected future production to reflect the decrease in contained gold ounces in measured, indicated and inferred resources. The decrease in expected production for certain of the mining sites resulted in a catch-up adjustment of $33.6 million recorded in Impairment of assets in the consolidated statement of loss.